UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                 -----------------------------------------------

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                 Date of report
              (Date of earliest event reported): February 12, 2002


                           OCWEN FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Florida                       0-21341                       65-0039856
-----------------                ------------                -------------------
 (State or other                 (Commission                  (I.R.S. Employer
  jurisdiction                   File Number)                Identification No.)
of incorporation)



                              The Forum, Suite 1000
         1675 Palm Beach Lakes Boulevard, West Palm Beach, Florida 33401
         ---------------------------------------------------------------
                (Address of principal executive office)(Zip Code)


       Registrant's telephone number, including area code: (561) 682-8000


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



                                  Page 1 of 10
                             Exhibit Index on Page 4

Item 5.           Other Events

The news release of the Registrant dated February 12, 2002, announcing its 2001 and fourth quarter 2001 results is attached hereto and filed herewith as Exhibit 99.1.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

     (a) - (b)    Not applicable.


     (c)          Exhibits

                  The following exhibits are filed as part of this report:

                  99.1 Text of a press release by the Registrant dated February 12, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       OCWEN FINANCIAL CORPORATION
                                       (Registrant)


                                       By: /s/ MARK S. ZEIDMAN
                                           -------------------------------------
                                           Mark S. Zeidman
                                           Senior Vice President and Chief
                                           Financial Officer

Date: February 12, 2002

INDEX TO EXHIBIT



  Exhibit No.      Description                                              Page
  -----------      -----------                                              ----

     99.1          News release of Ocwen Financial Corporation dated          5
                   February 12, 2002, announcing its 2001 and fourth quarter 2001 results and certain other information.